CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Luxeyard, Inc. for the quarter ended June 30, 2012, I, Margot Ritcher, Chief Financial Officer of Luxeyard, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report of Form 10-Q for the quarter ended June 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report of Form 10-Q for the quarter ended June 30, 2012, fairly represents in all material respects, the financial condition and results of operations of Luxeyard, Inc.

Date: August 20, 2012

LUXEYARD, INC.

By:/s/ Margot Ritcher
Margot Ritcher Chief Financial Officer (Principal Financial Officer)